UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 17, 2010
AVATECH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31265	84-1035353

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10715 Red Run Boulevard, Owings Mills, Maryland		21117

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 410-581-8080
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Form 8-K/A is an amendment to the Current Report on Form 8-K that we filed on August 17, 2010 (the “Initial 8-K”) to report the acquisition of Rand Worldwide, Inc. (the “Transaction”). As permitted by Item 9.01(a)(4) of Form 8-K, the Initial 8-K did not include certain financial statements and pro forma financial information. We are filing this amendment to provide the (i) historical audited and unaudited financial information and (ii) unaudited pro forma financial information that we are required to file under Item 9.01 of Form 8-K in connection with the completion of the Transaction.
INFORMATION TO BE INCLUDED IN THE REPORT
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired

The audited financial statements of Rand Worldwide, Inc. as of and for the years ended October 31, 2008 and 2009, including the report of its independent registered public accounting firm, PricewaterhouseCoopers LLP, and the unaudited financial statements of Rand Worldwide, Inc. as of April 30, 2010 and for the three and six months ended April 30, 2009 and 2010 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

The Transaction is treated as a reverse acquisition of assets and a recapitalization for accounting purposes. Therefore, Rand Worldwide, Inc. is deemed to be the acquiring company for accounting purposes and the financial statements of that entity have become our financial statements pursuant to generally accepted accounting principles.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements describing the pro forma effect of the Transaction on our (i) unaudited statements of operations for the nine months ended March 31, 2010 and the year ended June 30, 2009 and (ii) unaudited balance sheet as of March 31, 2010, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits

See Exhibit Index attached hereto, which is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatech Solutions, Inc.
November 1, 2010	By:	/s/ Lawrence Rychlak
		Name:	Lawrence Rychlak
		Title:	President and Chief Financial Officer

Exhibit
Number	Description of Exhibit
2.1	Agreement and Plan Merger dated as of August 17, 2010 by and among Avatech Solutions, Inc., ASRW Acquisition Sub, Inc., RAND Worldwide, Inc., and RWWI Holdings LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on August 17, 2010)

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited and unaudited consolidated financial statements.

99.2	Unaudited pro forma condensed combined financial statements.